UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 1, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of MicroStrategy Incorporated (the “Company”) established certain new compensation arrangements for Michael J. Saylor, the Company’s Chief Executive Officer, as described below.

Effective on January 1, 2014, the Compensation Committee established a CEO security program pursuant to which the Company pays for various costs related to the provision of security to Mr. Saylor (the “CEO Security Program”). The CEO Security Program initially provided that the total costs to the Company of such program, together with any associated tax gross-up payments to Mr. Saylor, would not exceed $950,000 in any given calendar year (the “CEO Security Program Cap”). On November 1, 2021, the Compensation Committee authorized the Company to raise the CEO Security Program Cap to $1,400,000 for each calendar year, starting with 2021.

In addition, the Compensation Committee amended the Company’s policy governing the use of Company aircraft (the “Aircraft Use Policy”) to eliminate (i) the 50% cap on the total number of hours that the Company aircraft may be used annually for non-business use and (ii) the annual 200 flight hour cap on non-business use of the Company aircraft, with such amendments effective as of 2021.

The arrangements described above may result in imputed compensation to Mr. Saylor. To the extent that the payment of costs by the Company under the CEO Security Program or Mr. Saylor’s use of aircraft under the Aircraft Use Policy result in imputed compensation to Mr. Saylor, the Compensation Committee authorized the Company to pay (or withhold and pay to the appropriate taxing authority on behalf of) Mr. Saylor a “tax gross-up” approximating his (i) federal and state income and payroll taxes on any compensation imputed to Mr. Saylor in connection with such arrangements plus (ii) federal and state income and payroll taxes that Mr. Saylor may incur as a result of the payment of taxes by the Company with respect to the imputed compensation, subject to the CEO Security Program Cap, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2021	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Senior Executive Vice President & General Counsel